                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report  of  Cognigen  Networks,  Inc.  (the
"Company")  on Form 10-QSB for the period ended March 31, 2003 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Gary L.
Cook,  the Chief  Financial  Officer of the  Company,  certify,  pursuant  to 18
U.S.C.ss.1350,  as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of
2002, that:

1. The Report fully complies with the  requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/s/ Gary L. Cook
Gary L. Cook
Chief Financial Officer

Dated: May 15, 2003